United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 12, 2024 (July 12, 2024)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4422 N. Ravenswood Ave #1025

Chicago, Illinois 60640

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (251) 280-1980

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

On July 12, 2024, the board of directors (the “Board”) of Welsbach Technology Metals Acquisition Corp. (the “Company” or “WTMA”) appointed Mr. Matthew Rockett (“New Director”) as a director of the Company (the “Appointment”), effectively immediately.

For more information on the Appointment, refer to Item 5.02 of this Current Report on Form 8-K.

In connection with the Appointment, the Board authorized the Company to enter into indemnity agreement with the New Director (the “Indemnity Agreement”). The Company and New Director consented to and executed the Indemnity Agreement on July 12, 2024. A copy of the form of Indemnity Agreement is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

In exchange for New Director’s service on the Board, the Board further authorized the Company to enter into certain agreements with the New Director (the “Share Compensation Agreement”). The Company and New Director consented to and executed the Share Compensation Agreement on July 12, 2024.

For more information on the Share Compensation Agreement, refer to Item 5.02 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On March 18, 2024, Ms. Emily King resigned from her position as director, and a member of the Audit Committee, member of the Compensation Committee, and member of the Special Committee of the Board of Directors of the Company, effective immediately on March 18, 2024, and Mr. Andrew Switaj resigned from his position as director, and chair of the Compensation Committee, member of the Audit Committee, and member of the Special Committee of the of Board of Directors of the Company, effectively immediately on March 18, 2024. Neither Ms. King’s nor Mr. Switaj’s resignation is a result of any disagreement with the Company on any matter related to the operations, policies, or practices of the Company.

On July 12, 2024, the Board appointed the New Director to serve as an independent director of the Company, and member of the Company’s Audit Committee and Compensation Committee. Mr. Rockett will serve as chair of the Company’s Compensation Committee.

Mr. Matthew Rockett – Director

Matthew Rockett has over two decades of industry experience working for one of the world’s largest fully integrated energy companies. Mr. Rockett most recently serves as the Manager of Competitive Performance for Chevron’s Mid-Continent Business Unit in Houston, Texas, where he oversees the Competitive Performance program. He is responsible for stewarding a $100MM+ pilot and technology program in asset development and base operations to drive step-change improvements in key impact metrics in the Permian Basin. Previously, Mr. Rockett held the position of Management Advisor, Subsurface, at Chevron Technical Center, advising the Vice President of Subsurface. He also served as the Supervisor of Production Engineering for TengizChevroil in Kazakhstan, managing the Staff Production Engineering team and optimizing various programs including the capital workover rig program, new & existing well stimulation program, and the plug & abandonment program. As the Manager of Reservoir Management Framework for Chevron’s IndoAsia Business Unit in Indonesia, Mr. Rockett led the strategic development program, providing reservoir management guidance and standards for long-term asset development, and overseeing the business unit reserves reporting process. His earlier roles at Chevron included Advisor, Heavy Oil in Indonesia, Project Manager for Special Projects in California, Supervisor of Production Operations in Lost Hills, Advisor for Asset Development, and Reservoir Engineer for Kern River, among others. Mr. Rockett began his career at Chevron as a Production Engineer Intern in the Mid-Continent Business Unit and later the Gulf of Mexico Business Unit. Matthew Rockett holds a Bachelor of Science in Petroleum Engineering from The University of Texas at Austin. His extensive professional experience and leadership capabilities have established him as a key figure in the energy sector, driving innovation and operational excellence across Chevron’s global operations.

The New Director will not receive any compensation for their position in the Company, except that WTMA and the Welsbach Acquisition Holdings LLC have agreed with the New Director to cause the surviving entity of any future WTMA initial business combination (“MergeCo”) to issue to the New Director share compensation of additional ordinary or common shares of MergeCo (the “Share Compensation”) immediately following the consummation of an initial business combination. The foregoing summary of the Share Compensation does not purport to be complete and is qualified in its entirety by reference to the form of share compensation agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

The New Director does not hold any other positions with the Company and is not related to any of the Company’s directors or officers. Furthermore, the New Director is not a related person, promoter, or control person as defined in Regulation 404(a).

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between a target and WTMA include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of a target. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WTMA’s securities, (ii) the risk that the transaction may not be completed by WTMA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by WTMA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of a Merger Agreement by the shareholders of WTMA, the satisfaction of the minimum amount in the trust account, if any, following redemptions by WTMA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the potential lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete a PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of a Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on a target’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of a target and potential difficulties in employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against a target or against WTMA related to a Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of WTMA’s securities on a national securities exchange, (xi) the price of WTMA’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which WTMA plans to operate or a target operates, variations in operating performance across competitors, changes in laws and regulations affecting WTMA’s or a target’s business, a target’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in a registration statement on Form S-4 following identification of a target and execution of a Merger Agreement, the proxy statement/prospectus and other documents filed or that may be filed by WTMA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and a target and WTMA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither a target nor WTMA gives any assurance that either a target or WTMA, or MergeCo, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.5 to the Company’s Form S-1, filed with the Securities and Exchange Commission on December 2, 2021)
10.2	Share Compensation Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2024

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer and Director

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